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February 22, 2002

Kirk A. Sobecki
14441 Farmgate Dr.
Granger, IN 46530

Dear Mr. Sobecki:

This letter will confirm our mutual agreement that the Employment Agreement dated as of March 1, 2001 ("Employment Agreement") between you and National Steel Corporation is hereby amended as follows, effective as of March 1, 2002:

1. In the first line of Section 1.2, the words "Corporate Controller" shall be deleted and replaced with the words "Senior Vice President and Chief Financial Officer."

2. In Section 5.4(a), each reference to the words "1.5 times" shall be deleted and replaced with the words "2.00 times."

3. In Section 5.4(a)(ii)(B), the words "35%" shall be deleted and replaced with the words "45%".

Except as herein specifically modified, the terms and conditions of the Employment Agreement shall remain unchanged and in full force and effect. This letter will supersede and replace the letter dated November 7, 2001.

If the terms of this letter are acceptable to you, please so signify by signing in the space provided below.

Sincerely,

NATIONAL STEEL CORPORATION


By:
    -------------------------------------------------
         Hisashi Tanaka
         Chairman and Chief Executive Officer

Accepted and Agreed To:


-----------------------------------------------------
         Kirk A. Sobecki